                                                               Exhibit 10.8 (g)


                              SECOND MODIFICATION

                                       of

                          CREDIT FACILITIES AGREEMENT

                   RESTATED and AMENDED as of APRIL 30, 1999

                                    between

                      INTEGRATED INFORMATION SYSTEMS, INC.

                                      and

                                 IMPERIAL BANK

                         Dated as of December 20, 1999

                              SECOND MODIFICATION
                                       of
                          CREDIT FACILITIES AGREEMENT
                   Restated and Amended as of April 30, 1999
                                    Between
                      INTEGRATED INFORMATION SYSTEMS, INC.
                                      and
                                 IMPERIAL BANK
                         Dated as of December 20, 1999


                                   RECITALS:
                                   ---------

A. INTEGRATED INFORMATION SYSTEMS, INC., an Arizona corporation ("BORROWER"), and IMPERIAL BANK, a California banking corporation ("LENDER"), are parties to that certain Credit Facilities Agreement restated and amended as of April 30, 1999, as previously modified, (the "RESTATED LOAN AGREEMENT").

B. Borrower has requested the Lender modify certain financial covenants contained in the Restated Loan Agreement. Lender is willing to modify the covenants as requested and as herein stated, but only if and so long as there is strict compliance by Borrower with and satisfaction of the terms and conditions of the Restated Loan Agreement and this Second Modification Agreement.

C. Borrower has requested that Lender increase the multiple advance Term Loan Commitment from $600,000 to the maximum principal amount of $2,100,000.00, for the purpose of purchasing furniture for Borrower's new facilities. Lender is willing to make sure a loan as requested and as herein stated, but only if and so long as there is strict compliance by Borrower with and satisfaction of the terms and conditions of the Restated Loan Agreement and this Second Modification Agreement.

                                   AGREEMENT:
                                   ----------

NOW, THEREFORE, for due and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

Words and terms defined in the Restated Loan Agreement shall have the same meanings when used in this Second Modification Agreement, except as otherwise indicated.

2.

PRIOR CREDIT AGREEMENTS.

     2.1 Existing Indebtedness. Borrower is currently indebted to Lender in the principal amount of $479,096.46 under the Term Loan.

     2.2 Prior Credit Agreements Acknowledgements. Borrower acknowledges that the Notes, Loan Agreement, Loan Documents and Modifications, which were previously made with Imperial Bank Arizona, and all of Imperial Bank Arizona's rights thereunder, have been duly assigned to Lender.

Borrower acknowledges with respect to the amounts owing to Lender under the Restated Loan Documents that Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in abatement or reduction thereof, nor any other claim against Lender or with respect to any document forming part of the transaction in respect of which the Restated Loan Documents were made. Borrower acknowledges that all interest imposed under the Restated Loan Documents through the date hereof, and all fees and other charges that have been collected from or imposed upon Borrower with respect to the Restated Loan evidenced by the Restated Loan Documents were and are agreed to, and were properly computed and collected.

     2.3  Release.   Borrower, effective on and from December 20, 1999, does
hereby unconditionally, absolutely and irrevocably release Lender and Imperial Bank Arizona and their respective employees, agents and officers from any and all Claims (as the term is defined in this SECTION 2.3) and defenses against them or any of them, and agrees that Lender and Imperial Bank Arizona and their respective employees, agents and officers shall have no liability to Borrower by reason of anything occurring prior to December 20, 1999. Accordingly, this Second Modification Agreement is made to compromise, resolve, settle, and terminate all actual and potential Claims by reason of anything occurring prior to December 20, 1999. The term "CLAIMS" as used in this SECTION 2.3 means all claims, complaints, demands, causes of action, damages, costs, expenses, fees, and all other debts, liabilities or obligations of every sort and description, direct and indirect, fixed or contingent, known or unknown, and whether or not liquidated, arising out of, caused by, or otherwise related in any way to events or transactions occurring prior to December 20, 1999, between or affecting any of the parties hereto. Borrower agrees that this general release extends to Claims that Borrower may not know of or suspect to exist in its favor at the time of executing this release, and Borrower specifically waives the provisions of any law to the contrary.

     2.4  Closing Date.   The Closing Date for purposes of the Term Loan (the
"TERM LOAN CLOSING DATE") shall mean the Business Day on which all the requirements and conditions precedent set forth in SECTION 4 of the Restated Loan Agreement and this Second Modification Agreement shall have been satisfied and the transaction contemplated by this Second Modification Agreement shall close, but not later than December 20, 1999.

3.   CONSIDERATION FOR MODIFICATION.

     3.1 In consideration of Lender's committing to make available an additional loan as herein stated, Borrower shall simultaneously with its execution of this Second Modification Agreement pay and reimburse Lender for all of Lender's reasonable unreimbursed legal expenses incurred since the date of the Loan Agreement including legal expenses incurred in the preparation of this Second Modification Agreement.

4.   MODIFICATION OF CREDIT FACILITIES AGREEMENT.

     4.1 Additions and Substitutions to the Recitals of the Restated Loan Agreement.

In the Recitals Section of the Restated Loan Agreement, amend the last sentence of recital subparagraph C to read in full as follows:

Borrower has requested that Lender make a series of Advances not to exceed $2,100,000 in the aggregate, the proceeds of which will be used for the purchase of furniture for Borrower's new facilities. Each Advance made pursuant to this lending arrangement (the Advances being collectively referred to as the "TERM LOAN"), shall be repayable, with interest, in equal monthly payments. (the Restated Loan and the Term Loan may be referred to herein collectively as the "LOAN"). Lender is willing to make the Term Loan as requested and as herein described, but only if and so long as there is strict compliance by Borrower with and satisfaction of the terms and conditions of the Loan Agreement.

In the Recitals Section of the Restated Loan Agreement, amend the last sentence of recital subparagraph D to read in full as follows:

A single Term Loan Note will evidence the Term Loan. Borrower's Obligations to Lender will continue to be secured by a security interest in all of Borrower's personal property as described in SECTION 1.15, to be evidenced by the Restated Security Documents.

     4.2 Additions and Substitutions to the Definitions Section of the Restated Loan Agreement.

In the Definitions Section of the Restated Loan Agreement, substitute the following definitions for currently existing definitions of the following terms:

"TERM LOAN MATURITY DATE" means June 30, 2004, unless such date is extended by written agreement between the parties hereto.

"DEBT SERVICE COVERAGE RATIO" means the sum of EBITDAR for the most recent four
(4) Fiscal Quarters plus the amount of all new Equity invested during the most recent four (4) Fiscal Quarters, divided by aggregate principal and interest payments and rent payments for the most recent four (4) Fiscal Quarters.

In the Definitions Section to the restated Loan Agreement, add the following definition:

"EBITDAR" for any period shall mean the Net Income for such period before Interest Expense, income tax expense, depreciation, amortization and rent expense in computing such Net Income of Borrower, all as determined by Borrower in accordance with GAAP.

In the Definitions Section to the Restated Loan Agreement, delete the definition of EBITDA.

"SECOND MODIFICATION" means the Second Modification of the Credit Facilities Agreement as restated and amended, dated as of December 20, 1999.

"TERM LOAN" means a lending arrangement under which one or more Advances may be made pursuant to SECTION 2.2, the aggregate amount of which shall not exceed the Term Loan Commitment (viz., $2,100,000) and the repayment terms of which are set forth in the Term Loan Note and this Agreement and all amendments, modifications, increases, decreases, renewals and/or extensions of any one or more of the foregoing.

"TERM LOAN COMMITMENT" means the aggregate principal amount of Advances that Lender will disburse (viz., $2,100,000) under the Term Loan.

"TERM LOAN NOTE" means that certain Amended and Restated Term Loan Note, dated as of December 20, 1999, in the original principal amount of $2,100,000.00, duly executed and delivered by Borrower to Lender (in the form of EXHIBIT B hereto), and any note or notes taken wholly or partially in renewal or extension thereof or substitution or replacement therefor.

     4.3 Amendment of Section 2.2.

Section 2.2(c) to the Restated Loan Agreement is amended to read as follows:

               (c) Principal and Interest Payments. Absent a Default, beginning on the fifth day of the month following the first Advance disbursed pursuant to the Term Loan, but no earlier than August 5, 1999 and on the fifth day of each calendar month thereafter to and including June 5, 2004, Borrower shall pay to Lender payments of principal and interest in amounts calculated in accordance with SECTION 2.1(d) so as to fully amortize each individual Advance disbursed pursuant to the Term Loan over a period of forty-eight (48) months that commences with fifth day of the month following the disbursement of the Advance and ends the earlier of the fifth day of the forty-eighth month following disbursement of the Advance or June 30, 2004. On the Term Loan Maturity Date, Borrower shall pay to Lender the amount necessary to pay in full any remaining principal and interest, together with any unpaid Lender's Expenses due Lender.

     4.4 Additions and Substitutions to the Financial and Other Reporting Section of the Restated Loan Agreement.

     Substitute the following for the currently existing provision of SECTION
          9.7(c):

Debt Service Coverage Ratio shall not be less than 1.25 to 1.00 measured on a Fiscal Quarterly basis.

     4.5 Amendment of the Restated Loan Agreement Generally. All currently existing provisions in the Restated Loan Agreement shall be deemed amended so that provisions referencing and applying to any or more of the Restated Loan Documents shall hereafter be read to also reference and apply, unless the context requires otherwise, to corresponding instruments and documents that are part of the Loan Documents, but are not Restated Loan Documents.

5. REAFFIRMATIONS AND ACKNOWLEDGMENTS.

     5.1 Reaffirmations and Certifications. Borrower reaffirms and/or certifies to Lender:(i) the accuracy in all material respects, as of the date hereof, of all of the respective representations and warranties made by Borrower in the Restated Loan Documents; (ii) as modified above, Borrower is in compliance in all material respects with the covenants, agreements and conditions of the Restated Loan Agreement; (iii) to the best of Borrower's knowledge, no Default or Potential Default has occurred or is existing (or, if a Default or Potential Default exists, a description of such Default or Potential Default and the action being taken or proposed to be taken with respect thereto) has been given to Lender; (iv) to the best of Borrower's knowledge, there exists no event or occurrence including any litigation or proceeding affecting Borrower, which has caused or would cause any Material Adverse Effect on (a) the business, assets, financial condition, results of operations, or cash flow of Borrower, taken as a whole, in each case from that represented to exist in the financial statements that have been furnished to Lender, or (b) the current or prospective ability of Borrower to perform any of its payment or other material obligations under the Restated Loan Agreement and each other Restated Loan Document; and (v) all action necessary to be taken by Borrower's Board of Directors has been taken to authorize and approve this Second Modification Agreement.

     5.2 No Waiver. By entering into this Second Modification Agreement, Lender does not waive any existing default or any Default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among the parties hereto.

     5.3 Miscellaneous. Borrower agrees: (a) to provide Lender with all other documents reasonably required by Lender to give effect to this Second Modification Agreement; (b) this Second Modification Agreement is not intended for and shall not be construed for the benefit of any party not a signatory hereto; (c) this Second Modification Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns; (d) this Second Modification Agreement constitutes the entire agreement (including all representations and promises made) among the parties with respect to the subject matter hereof and no modification or waiver shall be effective unless in writing and signed by the party to be charged; and (e) time is of the essence hereof.

DATED as of the day first above written.

IMPERIAL BANK,                             INTEGRATED INFORMATION SYSTEMS, INC.,
a California banking corporation           an Arizona corporation

By:                                        By: /s/ David Wirthlin
   ----------------------------------         ---------------------------------

Its:                                       Its: CFO
   ----------------------------------         ---------------------------------

                      AMENDED AND RESTATED TERM LOAN NOTE

$2,100,000.00                                                 Phoenix,Arizona
                                                            December 20, 1999

FOR VALUE RECEIVED, the undersigned, hereinafter referred to as "BORROWER", promises to pay to the order of IMPERIAL BANK, a California banking corporation ("BANK"), on or before June 30, 2004, at Bank's Office in Phoenix, Arizona, or at such other place as the Holder hereof may from time to time designate in writing, without presentment for payment, diligence, grace, exhibition of this Note, protest or special notice of any kind (except such notice as is required by the Loan Agreement hereafter described), all of which are hereby expressly waived, the lesser of the principal sum of TWO MILLION ONE HUNDRED THOUSAND DOLLARS and No Cents ($2,100,000.00), or the total unpaid principal amount of Advances made by Bank to or for the benefit of Borrower from and after the date of this Note as part of a loan denominated as the Term Loan in that certain Credit Facilities Agreement, restated and amended as of April 30, 1999, and further amended and modified by a First Modification Agreement dated as of June 30, 1999, and further amended and modified by a Second Modification Agreement dated as of December 20, 1999 between Borrower and Bank (together with all amendments and modifications, if any, from time to time thereafter made thereto, collectively the "LOAN AGREEMENT"), together with such interest as shall accrue on the outstanding balance of the applicable principal amount as herein provided.

Unless otherwise defined herein, or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Agreement. Bank and each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise, are herein successively called "HOLDER". Reference is hereby made to the Loan Agreement and the other Restated Loan Documents for a statement of the prepayment rights and obligations of Borrower, a description of the properties mortgaged and assigned, the nature and extent of the collateral security and the rights of the parties to the Restated Loan Documents in response of such collateral security, a statement of the terms and conditions under which the due date of this Note may be accelerated, and for a statement of the terms and conditions under which the principal balance hereof and the interest accrued hereon may become forthwith due and payable and any indebtedness of the Holder hereof to the undersigned may be appropriated and applied hereon.

Advances under this Note shall be made in accordance with the terms of the Loan Agreement. Any advance shall be conclusively presumed to have been made to or for the benefit of Borrower when made in accordance with the terms of the Loan Agreement. The unpaid balance of this Note at any time shall be the total amount advanced plus interest accrued thereon and costs, expenses and fees chargeable hereunder, less the amount of payments made thereon by or for Borrower.

Each Advance under this Note shall bear interest from the date of such Advance until payment in full. Interest shall be charged on the unpaid principal balance of this Note on a daily basis for the actual number of days any portion of the principal is outstanding, at a fluctuating per annum rate of interest (the "NOTE RATE") equal to the sum of (i) 100 Basis Points plus (ii) a fluctuating interest rate per annum equal to the rate of interest established, from time to time (whether or not charged in each instance), by Bank, as Bank's "PRIME RATE." Each change in the Prime Rate (or any component thereof) shall become effective, without notice to Borrower (which notice is hereby expressly waived by Borrower), on the effective date of each such change. Should Bank, during the term of this Agreement, abolish or abandon the practice of establishing a Prime Rate, then the Prime Rate used during the remaining term of this Agreement shall be that interest rate then in effect at Bank, which, from time to time, in the reasonable judgment of the Holder of this Note and this Agreement, most effectively approximates the original definition of Bank's Prime Rate. Borrower acknowledges that Bank may, from time to time, extend credit to other Persons at rates of interest varying from, and having no relationship to, the Prime Rate. A certificate signed by any Vice President of Bank shall be conclusive evidence of the Prime Rate at any given time.

Interest shall be computed on a simple interest basis, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal indebtedness of this Note, multiplied by the actual number of days said principal indebtedness is outstanding. Interest accruing on the unpaid principal balance of this Note will be payable monthly as herein provided.

Absent a Default, beginning on the fifth day of the month following the first Advance disbursed pursuant to the Term Loan, but no earlier than August 5, 1999, and on the fifth day of each calendar month thereafter to and including June 5, 2004, Borrower shall pay to Bank payments of principal and interest in amounts calculated in accordance with the next paragraph so as to fully amortize each individual Advance disbursed pursuant to the Term Loan over a period of forty-eight (48) months that commences with fifth day of the month following the disbursement of the Advance and ends the earlier of the fifth day of the forty-eighth month following said disbursement or June 30, 2004. On June 30, 2004, Borrower shall pay to Bank the amount necessary to pay in full any remaining principal and interest, together with any unpaid Lender's Expenses due Bank.

The unrepaid balance of each Advance disbursed pursuant to the Term Loan will accrue interest from its respective Funding Date to the date when all of that Advance has been repaid in full, at the Note Rate. However, for purposes of calculating Borrower's monthly payments of principal and interest due with respect to each individual Advance, Bank will establish a "PAY RATE" for each individual Advance. Prior to June 30, 2004, for each Advance Bank will determine the Prime Rate effective on the last day of the month within which the Advance was first disbursed (the "INITIAL RATE DATE" for that Advance), and on each annual anniversary of the Initial Rate Date for the Advance (each a "CHANGE DATE"). The Pay Rate for an Advance for the first twelve months following its disbursement shall equal the sum of the Prime Rate effective on the Initial Rate Date for that Advance plus one hundred (100) Basis Points. For the twelve month period following each Change Date, the Pay Rate for an Advance shall become the sum of the Prime Rate effective on that Change Date plus one hundred (100) Basis Points. The amount of the monthly payments (principal and interest), payable with respect to a given Advance following a Change Date may vary from that paid previously, and even that which has actually accrued at the Note Rate. This variance, if any, results from changes in the Pay Rate and the extent to which the Pay Rate matches the Note Rate. For each Advance, promptly after its Initial Rate Date, Bank will determine the amount of monthly payment that will be sufficient to fully amortize the balance of the subject Advance over a forty eight month term, assuming the balance thereof is bearing interest at its initial Pay Rate. The result of this calculation will determine the amount of the monthly payments to be made with respect to the subject Advance until the next Change Date. With respect to each Advance, on its first Change Date and on each of its Change Dates thereafter, the Pay Rate for the Advance will be adjusted to equal the Note Rate then existent on the applicable Change Date. Bank will then determine for the subject Advance the amount of the monthly payments that will be needed to amortize the remaining balance of the Advance over the term remaining in the original forty-eight month amortization schedule at the new Pay Rate for that Advance. The result of these calculations will establish the respective amounts of Borrower's monthly payments for the Advances until their next Change Dates or until June 30, 2004, whichever first occurs. Each newly calculated monthly payment shall be due and payable beginning with the first monthly payment date occurring after the Change Date giving rise to the recalculation, and shall continue thereafter until the amount of the monthly payment changes again. Bank will provide Borrower with notice of each change in the Pay Rates and the amounts of the monthly payments calculated therefrom prior to the dates that newly changed monthly payments are due.

If any installment payment, interest payment, principal payment or principal balance payment due hereunder is delinquent ten (10) or more days, Borrower agrees to pay Bank a late charge in the amount of five percent (5.0%) of the payment so due and unpaid, in addition to the payment; but nothing in this paragraph is to be construed as any obligation on the part of Bank to accept payment of any payment past due or less than the total unpaid principal balance after Maturity. Each and every payment due under this Note shall be made in lawful money of the United States of America and in immediately available funds on or before 5:00 p.m. (Phoenix, Arizona time), and when made shall be first applied to accrued Lender's Expenses and late charges, if any, then to interest due, and then to the reduction of the principal amount of this Note.

At any time that: (a) an Event of Default has occurred and has been declared by Bank in writing; and, (b) if and only if a Cure Period is provided, such Event of Default has not been cured or waived within any relevant Cure Period provided, the unpaid principal balance of this Note, together all unpaid interest then accrued shall bear interest at the Note rate, as it may vary from time to time, increased by five hundred (500) Basis Points per annum.

Borrower hereby agrees: (i) to any and all extensions (including extensions beyond the original term hereof) and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any Obligation of Borrower to the Holder hereof; (ii) that any written modification, extension or renewal hereof executed by Borrower shall constitute a representation and warranty of Borrower that the unpaid balance of principal, interest and other sums owing hereunder at the time of such modification, renewal or extension are owed without adjustment for offset, counterclaim or other defense of any kind by Borrower; (iii) that acceptance by the Holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said Holder, nor a release of any obligation of Borrower to the Holder hereof; (iv) this Note shall be deemed to have been made in the State of California and the validity of this Note and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto shall be determined under, governed by, and construed in accordance with the laws of the State of California, without regard to principles of conflicts of law; and (v) to pay the Holder hereof, upon demand, Lender's Expenses.

BORROWER WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR RELATING TO THIS NOTE OR BORROWER'S OBLIGATIONS OR THE RESTATED LOAN DOCUMENTS OR THE COLLATERAL, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A REFEREE IN ARBITRATION AS PROVIDED IN THE LOAN AGREEMENT AND NOT BEFORE A JURY.

[IMPERIAL BANK LOGO]          ITEMIZATION OF AMOUNT FINANCED
                                 DISBURSEMENT INSTRUCTIONS


Name(s)   INTEGRATED INFORMATION SYSTEMS, INC.          DATE DECEMBER 20, 1999

          _____________________________________

          $_____________ paid to you directly by Cashiers Check No.____________

          $_____________ credited to deposit account No._______________________

          $2,100,000.00  paid on Loan(s) No. 00797000115-4

          $_____________ amounts paid to Bank for: ____________________________

          $____________________________________________________________________

          Amounts paid to others on your behalf:

          $_____________ to ___________________________ Title Insurance Company

          $_____________ to Public Officials

          $_____________ to ___________________________________________________

          $_____________ to ___________________________________________________

          $_____________ to ___________________________________________________

          $_____________ to ___________________________________________________

          $2,100,000.00  SUBTOTAL (NOTE AMOUNT)


LESS      $_____________ Prepaid Finance Charge (Loan Fee(s))

          $2,100,000.00  TOTAL (AMOUNT FINANCED)


Upon consummation of this transaction, this document will also serve as the authorization for Imperial Bank to disburse the loan proceeds as stated above.



INTEGRATED INFORMATION SYSTEMS, INC.




BY: /s/ David Wirthlin
    ------------------------------      ---------------------------------------





   -------------------------------      ---------------------------------------

                                SCHEDULE NO. 003
                         DATED AS OF DECEMBER 15, 1999

               A SCHEDULE MADE PURSUANT TO MASTER LEASE AGREEMENT
                           DATED AS OF APRIL 8, 1999,
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                            IMPERIAL BANK, AS LESSOR,
               AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

The terms and condition of this Schedule incorporate the terms and conditions of the Master Lease Agreement identified above. Capitalized terms not defined in this Schedule shall have the meanings assigned to them in the Master Lease Agreement.

I.   EQUIPMENT

The Equipment covered by this Schedule is described on Schedule A, attached.

II.  ADDRESSES FOR LESSEE AND LESSOR:

(A)  Lessee's Address(es):
     (1) Chief Executive Office Address:     1560 WEST FOUNTAINHEAD PARKWAY,
                                             SUITE 200
                                             TEMPE, ARIZONA 85282

     (2) Lessee's Address to Receive         1560 WEST FOUNTAINHEAD PARKWAY,
           Invoices:                         SUITE 200
                                             TEMPE, ARIZONA 85282

         Contact Name:                       DAVID WIRTHLIN, CFO
         Contact Phone Number:               (602) 470-1630
         Contact Facsimile Number:           (602) 731-3614

     (3) Lessee's Address to Receive         SAME
           Notices:

         Contact Name:                       SAME
         Contact Phone Number:
         Contact Facsimile Number:

(B)  Lessor's Addresses:
     (1) Chief Executive Office:             IMPERIAL BANK EQUIPMENT
                                               LEASING DIVISION
                                             9920 SOUTH LA CLENEGA BOULEVARD,
                                             SUITE 903
                                             INGLEWOOD, CA 90301

     (2) Address for Payments:               IMPERIAL BANK EQUIPMENT
                                               LEASING DIVISION
                                             PAYMENT PROCESSING
                                             9920 SOUTH LA CLENEGA BOULEVARD,
                                             SUITE 903
                                             INGLEWOOD, CA 90301

III. FINANCIAL TERMS

(A)  Equipment Acquisition Cost:      $600,000

(B)  Equipment Location:              1560 WEST FOUNTAINHEAD PARKWAY,
                                      SUITE 200
                                      TEMPE, ARIZONA 85282

(C)  Initial Term (number of months): 30 MONTHS

(D)  Initial Term Commencement Date:  1ST DAY OF THE MONTH FOLLOWING
                                      ACCEPTANCE DATE

[IMPERIAL BANK LOGO]
   IMPERIAL BANK

Equipment Leasing
Division

9920 South La Clenega
Boulevard, Suite 903
Inglewood
California 90301


December 15, 1999



Mr. David Wirthlin
877-935-3274
Fax 310-338-6280
Integrated Information Systems, Inc.
1560 West Fountainhead Pkwy, Suite 200
Tempe, AZ 85282

RE: LEASE DOCUMENTS

Dear Mr. Wirthlin:

Imperial Bank Equipment Leasing, a division of Imperial
Bank ("Lessor"), is pleased to present the enclosed
Standard Schedule 003 to Master Lease dated April 8,
1999 and supporting documents to Integrated Information
Systems, Inc. ("Lessee") for the lease financing of your equipment acquisition. The following is a summary of the terms and conditions of the lease:

        LESSEE:                             Integrated Information Systems, Inc.

        EQUIPMENT:                          Computer Equipment

        EQUIPMENT ACQUISITION COST:         $600,000.00

        INITIAL BASE LEASE TERM:            30 Months

        MONTHLY RENTAL (Lease Rate Factor): 3.6989%

        SECURITY DEPOSIT:                   Equal to one month rent plus
                                            applicable tax to be applied to the
                                            last initial month rent payment

        DOCUMENTATION FEE:                  0.1% of Equipment Cost

        END OF TERM OPTIONS:                Fair Market Value

This lease schedule is subject to credit approval and mutually acceptable lease documentation. Please execute the lease documents by your authorized signature where indicated and return the original to Imperial Bank along with a check in the amount of $48,182.64 (refer to Schedule 003 included). If this transaction is approved and accepted by Imperial Bank, the amount will be applied to your first and last Initial Term Rent payments plus a documentation fee as indicated above.
If this transaction is not approved and accepted by Imperial Bank for credit reasons or otherwise, the amount will be promptly returned.

We appreciate this opportunity and look forward to a long-term relationship with Integrated Information
Systems, Inc. If I may be of further assistance, please feel free to call me toll free at (877) 935-3274, extension 3149.

Sincerely,

/s/ Meghan O'Brien
----------------------------------------
Meghan K. O'Brien
Lease Documentation Specialist

Enclosures

                                SCHEDULE NO. 003
                         DATED AS OF DECEMBER 15, 1999

               A SCHEDULE MADE PURSUANT TO MASTER LEASE AGREEMENT
                           DATED AS OF APRIL 8, 1999,
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

The terms and conditions of this Schedule incorporate the terms and conditions of the Master Lease Agreement identified above. Capitalized terms not defined in this Schedule shall have the meanings assigned to them in the Master Lease Agreement.

I.  EQUIPMENT

The Equipment covered by this Schedule is described on Schedule A, attached.

II. ADDRESSES FOR LESSEE AND LESSOR:

(A) Lessee's Address(es):
    --------------------
    (1) Chief Executive Office Address:         1560 WEST FOUNTAINHEAD PARKWAY,
                                                SUITE 200
                                                TEMPE, ARIZONA 85282

    (2) Lessee's Address to Receive Invoices:   1560 WEST FOUNTAINHEAD PARKWAY,
                                                SUITE 200
                                                TEMPE, ARIZONA 85282

        Contact Name:                           DAVID WIRTHLIN, CFO
        Contact Phone Number:                   (602) 470-1630
        Contact Facsimile Number:               (602) 731-3614

    (3) Lessee's Address to Receive Notices:    SAME

        Contact Name:                           SAME
        Contact Phone Number:
        Contact Facsimile Number:

    (B) Lessor's Addresses:
        ------------------
        (1) Chief Executive Office:             IMPERIAL BANK
                                                EQUIPMENT LEASING DIVISION
                                                9920 SOUTH LA CLENEGA BOULEVARD,
                                                SUITE 903
                                                INGLEWOOD, CA 90301

        (2) Address for Payments:               IMPERIAL BANK
                                                EQUIPMENT LEASING DIVISION
                                                PAYMENT PROCESSING
                                                9920 SOUTH LA CLENEGA BOULEVARD,
                                                SUITE 903
                                                INGLEWOOD, CA 90301

III. FINANCIAL TERMS

(A) Equipment Acquisition Cost:                 $600,000

(B) Equipment Location:                         1560 WEST FOUNTAINHEAD PARKWAY,
                                                SUITE 200
                                                TEMPE, ARIZONA 85282

(C) Initial Term (number of months):            30 MONTHS

(D) Initial Term Commencement Date:             1st DAY OF THE MONTH FOLLOWING
                                                ACCEPTANCE DATE

(E) Lease Rate Factor:                  FLOAT TO FUND:

                                        THE MONTHLY LEASE RATE FACTOR OF
                                        0.036989 MAY BE ADJUSTED BY 0.00011 FOR
                                        EVERY 25 BASIS POINT (0.0025) INCREASE
                                        IN THE YIELD OF THE LIKE-TERM U.S.
                                        TREASURY NOTE ("T-NOTE"). THE LIKE-TERM
                                        T-NOTE IS DEFINED AS THAT SECURITY
                                        ISSUED BY THE U.S. DEPARTMENT OF
                                        TREASURY WITH A MATURITY MOST CLOSELY
                                        MATCHING THE MATURITY OF THE PROPOSED
                                        LEASE AS QUOTED IN THE WALL STREET
                                        JOURNAL. THE LIKE-TERM T-NOTE RATE FOR
                                        THE PURPOSE OF THIS SCHEDULE IS 5.71%.
                                        THE MONTHLY LEASE RATE FACTOR SHALL BE
                                        FIXED AS OF THE DATE OF FINAL ACCEPTANCE
                                        AND WILL REMAIN CONSTANT THROUGHOUT THE
                                        TERM OF THE LEASE.

(F) Daily Lease Rate Factor:            0.001233 REFER TO ITEM (F) OF THIS
                                        SCHEDULE.

(G) Acceptance Date:                    TBD

(H) Lessee's Federal Tax ID:            TBD

(I) Seller:                             VARIOUS

(J) Casualty Value:                     SEE MASTER LEASE AGREEMENT PARA VII(c)

(K) Security Deposit:                   EQUAL TO ONE MONTH RENT PLUS APPLICABLE
                                        TAX TO BE APPLIED TO THE LAST INITIAL
                                        MONTH RENT PAYMENT

(L) Purchase Option:                    FAIR MARKET VALUE

(M) Documentation Fee:                  0.1% OF EQUIPMENT COST

IV. RENT AND TERM
(A) Rent:                               $22,193.40 PLUS APPLICABLE TAX

(B) Due with Documentation:             $48,182.64 = ($22,193.40 RENT +
                                        $1,597.92 TAX + $22,193.40 SECURITY
                                        DEPOSIT + $1,597.92 TAX + $600
                                        DOCUMENTATION FEE)

(C) Rent Due Date:                      1ST OF THE MONTH

(D) Rent past due after:                10 DAYS

(E) Late Payment Fee:                   1.5%
     (Not to exceed maximum rate
      permitted by applicable law)

(F) Rental Period:                      MONTHLY IN ADVANCE

(G) Required Notice:                    NO LESS THAN 90 DAYS OR NO MORE THAN
                                        365 DAYS PRIOR TO LEASE TERMINATION

LESSEE, BY THE SIGNATURE BELOW OF ITS AUTHORIZED REPRESENTATIVE, ACKNOWLEDGES THAT IT HAS READ THIS LEASE, UNDERSTANDS IT, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS.

LESSOR:   IMPERIAL LEASING                   LESSEE:   INTEGRATED INFORMATION
          A DIVISION OF IMPERIAL BANK                  SYSTEMS, INC.

Signature:                                   Signature:     /s/ David Wirthlin
               ------------------                       ----------------------
Name:                                        Name:          David A. Wirthlin
               ------------------                       ----------------------

Title:                                       Title:              CFO
               ------------------                       ----------------------

                                  SCHEDULE "A"
                         TO EQUIPMENT SCHEDULE NO. 003
                 TO MASTER LEASE AGREEMENT (THE "MASTER LEASE")
                           DATED AS OF APRIL 8, 1999
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

                                 EQUIPMENT LIST

EQUIPMENT DESCRIPTION                        QUANTITY     ESTIMATED COST
---------------------                        --------     --------------
TOTAL COST OF EQUIPMENT                                    $600,000.00







     LESSOR INITIALS:                         LESSEE INITIALS:  DAW
                      -----------------                       ----------------

                                  SCHEDULE "B"
                         TO EQUIPMENT SCHEDULE NO. 003
                 TO MASTER LEASE AGREEMENT (THE "MASTER LEASE")
                           DATED AS OF APRIL 8, 1999
        BETWEEN IMPERIAL BANK EQUIPMENT LEASING DIVISION, A DIVISION OF
                           IMPERIAL BANK, AS LESSOR,
              AND INTEGRATED INFORMATION SYSTEMS, INC., AS LESSEE

                          EQUIPMENT RETURN PROVISIONS

Upon the expiration or other permitted termination of this Schedule or any extension thereof, Lessee, at its sole cost, risk, and expense, will return to Lessor all, (but not less than all), of the Equipment then subject Schedule to a location in the continental United States specified by Lessor. Lessee shall be responsible at its sole cost and expense, for (a) the de-installation, removal and packaging of the Equipment (including, but not limited to, any and all applicable software, all manuals, maintenance records, maintenance record jackets, repair orders and all other similar documents) in a manner suitable for cartage by a common commercial carrier acceptable to Lessor, and (b) the transportation of the Equipment, upon written notification by Lessor, as to the date and destination of the shipping. Such Equipment, upon return, shall be free and clear of all mortgages, liens, security interest, charges, encumbrances and claims. If Lessor shall so require, Lessee shall provide free and safe storage, as well as maintain sufficient insurance coverage (as specified in the Master Lease) for such Equipment for a period not to exceed 120 days from the expiration date or the last day of any extension period therefor.

Upon return of such Equipment, Lessor or its agent shall inspect the Equipment. If any item of Equipment is not returned to Lessor, it shall be deemed to be a casualty and an Event of Loss during the Lease Term. In the event Lessor determines that repairs, additions or replacements are necessary to place the Equipment in the same condition as when originally leased to Lessee (reasonable wear and tear excepted), which at a minimum will require that the Equipment be in complete and running condition with no missing or damaged components and certified as being eligible for the Seller's or the manufacturer's generally available maintenance contract at then prevailing prices.

If Lessor determines that the Equipment (after inspection) is damaged or worn beyond normal wear and tear, Lessor or Lessor's agent will prepare an Equipment Repair Notice ("ERN") which fully describes the repairs and the estimated cost required to place the Equipment in complete and running condition, and certified as being eligible for the Seller's or the manufacturer's generally available maintenance contract. Lessee shall pay such invoiced costs which shall include an Equipment Inspection Fee equal to one-tenth (.1%) percent of the applicable Equipment Schedule's "first cost," within ten (10) days of the date of the Equipment Repair Notice. In the event Lessee fails to remit payment to Lessor within ten (10) days of receiving such Equipment Repair Notice, Lessee shall pay to Lessor, interim Rent equal to the Daily Lease Rate Factor, multiplied by the Equipment Cost as specified in the applicable Schedule, for each day in excess of Lease Term of the applicable Equipment Schedule, until such payment is made.

At the time of return, the Equipment shall be (I) in compliance with all applicable federal, state and local laws; and (II) free of all advertising or insignia thereon by Lessee.

Hold Harmless. Lessee agrees that Lessor will be held harmless for any damages to disassembly site if Lessee or Lessee's agent causes disassembly.

Insurance on Equipment during return. Lessee will obtain and pay for a policy of transit insurance for the delivery period in an amount equal to the higher of Replacement Value or Casualty Value of the Equipment and Lessor shall be named as loss payee on such policies.

Any further Return Instructions more specifically related to the Equipment (if applicable) shall be attached as Exhibit "C" Additional Return Provisions.


                                                         DAW
LESSOR INITIALS:_____________________   LESSEE INITIALS:______________________

                            INSURANCE AUTHORIZATION

                                                  LEASE DATED: December 15, 1999

LESSOR:   IMPERIAL BANK EQUIPMENT LEASING DIVISION, a division of Imperial Bank
ADDRESS:  9920 South La Clenega Boulevard, Inglewood, California 90301

LESSEE:   INTEGRATED INFORMATION SYSTEMS, INC.
ADDRESS:  1560 WEST FOUNTAINHEAD PKWY, SUITE 200, TEMPE, AZ 85282


EQUIPMENT INFORMATION
NO. of ITEMS DESCRIPTION OF EQUIPMENT (Model, Serial No. etc.)                   ESTIMATED COST
                                                                                 $  600,000.00
              Refer to attached Schedule "A"                                     $
                                                                                 $
                                                                              TAX$
EQUIPMENT LOCATION Address (Include County)      |      ADDITIONAL AMOUNTS (Describe)
1560 WEST FOUNTAINHEAD PKWY, SUITE 200           |                               $
TEMPE, AZ 85282                                  |                               $
                                                            TOTAL ESTIMATED COST $  600,000.00


TO: INSURANCE AGENT OR BROKER

     We are entering into an Equipment Lease or Lease and Security Agreement to Master Lease Agreement with Imperial Bank Equipment Leasing Division, a division of Imperial Bank ("Lessor") for the equipment described above ("Equipment"). The Lease requires us to carry physical damage and third party liability insurance on the Equipment as described below.

     Please arrange this insurance for our account with insurance companies rated A or better by A.M. Best Company and immediately send a certificate of insurance or binder specifically describing all required amounts and endorsements to:

     IMPERIAL BANK EQUIPMENT LEASING DIVISION, A division of Imperial Bank 9920 South La Cienega Boulevard, Suite 903, Inglewood, California 90301
                                Attn: Operations

I.   PHYSICAL DAMAGE INSURANCE

     A. All Risks coverage (including earthquake and flood) for the Equipment in an amount equal to its Total Estimated Cost (to be adjusted to its actual Total Cost after the Acceptance Date).

     B. Endorsements (1) naming Lessor as an additional insured and loss payee with respect to the Equipment, (2) providing 30 days' written notice to Lessor before coverage lapses or is cancelled or materially changed, and (3) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

II.  THIRD PARTY LIABILITY INSURANCE

     A. $1,000,000 combined single limit bodily injury and property damage coverage.

     B. Endorsements (1) naming Lessor as an additional insured with respect to the Equipment, (2) providing that such coverage is primary as to the Equipment without right of contribution from any other insurance, (3) providing 30 days' prior written notice to Lessor before coverage lapses or is cancelled or materially changed, and (4) providing that such coverage shall not be rescinded, impaired or invalidated by any act or neglect of Lessee.

Very truly yours,                      Agent's Name, Address, City, State,
                                        Zip, Phone

Integrated Information Systems, Inc.
------------------------------------   ----------------------------------------
PRINT LESSEE'S NAME ABOVE              AGENT'S NAME

                                       ----------------------------------------
                                       ADDRESS
By:  /S/ David Wirthlin
    --------------------------------   ----------------------------------------
                                       ADDRESS

Printed Name: David A. Wirthlin        Attn:
              ----------------------         ----------------------------------

Title: CFO                             Phone:
      ------------------------------          ----------------------------------